UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2015

MACQUARIE INFRASTRUCTURE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 West 55th Street
New York, NY  10019
(Address of Principal Executive Offices/Zip Code)

(212) 231-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On August 25, 2015, Macquarie Infrastructure Corporation (the “Company”) entered into the Second Incremental Amendment to Credit Agreement (the “Incremental Amendment”) among the Company, MIC Ohana Corporation (the “Guarantor”), JPMorgan Chase Bank, N.A. (the “Agent”), as administrative agent, and Bank of America, N.A. as an additional lender, to the Credit Agreement, dated as of July 7, 2014 among the Company, the Guarantor, the Agent and the lenders party thereto (as amended or supplemented, the “Credit Agreement”).  The Incremental Amendment increased the aggregate revolving commitments under the Credit Agreement by $50 million, such that the aggregate revolving commitments under the Credit Agreement after giving effect to the Incremental Amendment are $410 million.  The press release announcing the Incremental Amendment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In the ordinary course of business, certain lenders under the Credit Agreement and the Incremental Amendment and their related entities have provided, and may in the future provide, investment banking and commercial banking or other financial services to the Company for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is hereby incorporated by reference.

Item 8.01         Other Events.

On August 31, 2015, the Company announced the completion of a financing by its Bayonne Energy Center power generating business (“BEC”).  BEC entered into a new seven year credit facility consisting of (i) a $275 million term loan and (ii) a $25 million revolving credit facility.  A majority of the proceeds of the term loan were used to fully repay the outstanding balance under the Company’s Credit Agreement.  The revolving credit facility is expected to be used primarily as backing for letters of credit supporting collateral and reserve requirements.  The press release announcing the financing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Macquarie Infrastructure Corporation dated August 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macquarie Infrastructure Corporation

Date:	August 31, 2015	By:	/s/ James Hooke
		Name:	James Hooke
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Macquarie Infrastructure Corporation dated August 25, 2015